================================================================================


                               SECURITY AGREEMENT


                         Dated as of February 28, 1994


                                     among


                                CRIIMI MAE INC.,


                      CANADIAN IMPERIAL BANK OF COMMERCE,
                   NEW YORK AGENCY, AS ADMINISTRATIVE AGENT,


                                      and


                                 CHEMICAL BANK,
                              AS COLLATERAL AGENT

================================================================================

                               SECURITY AGREEMENT

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I      Definitions.................................................   1
     Section 1.1    Definitions............................................   1
     Section 1.2    Other Definitional Provisions..........................   2

ARTICLE II     Obligations Secured.........................................   2
     Section 2.1    Obligations Secured Hereby.............................   2

ARTICLE III    Representations and Warranties;
               Covenants; Indemnity; Company
               Officers....................................................   4
     Section 3.1    Representations and Warranties of
                      CRIIMI MAE...........................................   4
     Section 3.2    Covenants of CRIIMI MAE................................   7
     Section 3.3    Indemnity..............................................  11
     Section 3.4    Company Officers.......................................  11

ARTICLE IV     Assigned Collateral.........................................  11
     Section 4.1    Assignment of Assigned Collateral
                      and Agreements.......................................  11
     Section 4.2    Delivery of the Assigned Collateral....................  13
     Section 4.3    Liquidation of Assigned Collateral.....................  13
     Section 4.4    Notice of Default......................................  14
     Section 4.5    Location of Records....................................  15
     Section 4.6    Obligations Absolute; Enforceability
                      by the Lenders or the Collateral Agent...............  15
     Section 4.7    Release of Collateral..................................  15
     Section 4.8    Substitution of Collateral.............................  17

ARTICLE V      Cash Collateral Account.....................................  18
     Section 5.1    Establishment of Cash Collateral
                      Account..............................................  18
     Section 5.2    Application of Funds in Cash
                      Collateral Account; Statements
                      of Account...........................................  18
     Section 5.3    Application of Deposited Funds.........................  18
     Section 5.4    Permitted Investments..................................  19

ARTICLE VI     Default.....................................................  20
     Section 6.1    Rights and Obligations of the Collateral
                      Agent upon a Default.................................  20

                                                                           Page
                                                                           ----
ARTICLE VII    Mortgage-Backed Securities; Certificates
               of Participation; Collateral Valuation
               Certificate.................................................  22
     Section 7.1    Possession of Qualified Investments....................  22
     Section 7.2    Collateral Valuation Certificate.......................  24
     Section 7.3    Interest and Principal Payable on
                      Qualified Investments................................  27

ARTICLE VIII   The Collateral Agent........................................  28
     Section 8.1    Appointment and Powers of the
                      Collateral Agent.....................................  28
     Section 8.2    Successor Collateral Agent.............................  30
     Section 8.3    Qualifications of Collateral Agent.....................  31
     Section 8.4    Instructions of the Administrative
                      Agent................................................  31

ARTICLE IX     Amendments, Modifications, Waivers and
               Consents....................................................  32
     Section 9.1    Execution of Amendments, etc...........................  32

ARTICLE X      Miscellaneous...............................................  32
     Section 10.1   Further Assurances.....................................  32
     Section 10.2   No Waiver; Cumulative Remedies.........................  33
     Section 10.3   Notices, etc...........................................  33
     Section 10.4   Fee; Costs and Expenses, etc...........................  34
     Section 10.5   Collateral Agent Appointed
                      Attorney-in-Fact.....................................  35
     Section 10.6   Termination............................................  35
     Section 10.7   Governing Law; Binding Character;
                      Assignment...........................................  35
     Section 10.8   Severability of Provisions.............................  36
     Section 10.9   Headings...............................................  36
     Section 10.10  Execution in Counterparts..............................  36
     Section 10.11  Reinstatement..........................................  36

Exhibit A      Receipt and Confirmation

                               SECURITY AGREEMENT


          SECURITY AGREEMENT dated as of February 28, 1994 among CRIIMI MAE INC., a Maryland corporation ("CRIIMI MAE"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY (the "Administrative Agent") and CHEMICAL BANK, as collateral agent for the Lenders (as defined in the Credit Agreement referred to below) (hereinafter, together with any successor thereto, called the "Collateral Agent").


                                  WITNESSETH:

          WHEREAS, CRIIMI MAE, the Lenders named therein and Canadian Imperial Bank of Commerce, New York Agency, as administrative agent for the Lenders, have entered into a Revolving Credit Agreement dated as of February 28, 1994 (as the same from time to time may be extended, amended, supplemented, waived or modified and in effect, the "Credit Agreement"), providing, among other things, for the commitment of each Lender to make Loans (as defined in the Credit Agreement), all on the terms and conditions set forth in the Credit Agreement; and

          WHEREAS, CRIIMI MAE may borrow Loans for the purpose of, among other things, acquiring new Eligible Participations and Mortgage-Backed Securities (each as defined in the Credit Agreement); and

          WHEREAS, the obligations of the Lenders under the Credit Agreement are subject to the condition precedent, among other things, that the Assigned Collateral (as defined below) be pledged to the Collateral Agent as collateral security and that CRIIMI MAE execute and deliver this Agreement to the Administrative Agent and the Collateral Agent;

          NOW, THEREFORE, in consideration of the premises and in order to induce each Lender to make Loans to CRIIMI MAE as provided in the Credit Agreement, CRIIMI MAE agrees with the Administrative Agent and the Collateral Agent as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          Section 1.1  Definitions.  As used in this Agreement and unless the
                       -----------
context requires a different meaning, capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Credit Agreement, and the following terms shall have the following meanings:

          "Assigned Collateral" shall have the meaning assigned to that term in
           -------------------
Section 4.1.

          "Mortgage Note" shall mean a note or other evidence of indebtedness of
           -------------
a mortgagor secured by a mortgage relating to a Mortgage Investment.

          "Mortgaged Property" shall mean the real property securing repayment
           ------------------
of the debt evidenced by a Mortgage Note.

          "Obligations" shall have the meaning assigned to that term in Section
           -----------
2.1.

          "Permitted Investments" shall have the meaning assigned to that term
           ---------------------
in Section 5.4(a).

          "Secured Parties" shall mean the Collateral Agent, the Administrative
           ---------------
Agent, each Lender and any other financial institution which is the holder of Obligations.

          "Uniform Commercial Code" shall have the meaning assigned to that term
           -----------------------
in Section 3.2(c), unless otherwise indicated.

          Section 1.2  Other Definitional Provisions.  (a)  All terms defined in
                       -----------------------------
this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) The words "hereof", "hereto", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

          (c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II

                              Obligations Secured
                              -------------------

          Section 2.1  Obligations Secured Hereby.  This Agreement is made to
                       --------------------------
provide for and secure repayment of the following indebtedness and liabilities of CRIIMI MAE (such indebtedness and liabilities being herein called the "Obligations") in the order of priority indicated (in accordance with, except as otherwise set forth below, the Administrative Agent's or each Lender's pro rata share thereof):

               First, the repayment of all amounts advanced or expended by the
               -----
          Collateral Agent, in its capacity as Collateral Agent, for the account of CRIIMI MAE hereunder, the payment of all costs and expenses at any time and from time to time incurred by the Collateral Agent, in its capacity as Collateral Agent, in connection with the administration or enforcement of this Agreement (including, without limitation, the reasonable fees and expenses of counsel employed by the Collateral Agent in connection therewith), and the payment of all indemnities and other amounts at any time and from time to time payable hereunder to the Collateral Agent, in its capacity as Collateral Agent, by CRIIMI MAE, and

               Second, the repayment of all amounts advanced or expended by the
               ------
          Administrative Agent, in its capacity as Administrative Agent, for the account of CRIIMI MAE under any Basic Document, the payment of all fees, costs and expenses at any time and from time to time incurred by the Administrative Agent, in its capacity as Administrative Agent, in connection with the administration or enforcement of any Basic Document (including, without limitation, the reasonable fees and expenses of counsel employed by the Administrative Agent in connection therewith), and the payment of all indemnities and other amounts at any time and from time to time payable hereunder to the Administrative Agent, in its capacity as Administrative Agent, by CRIIMI MAE, and

               Third, the payment of all amounts at any time and from time to
               -----
          time owing by CRIIMI MAE to each Lender under or in connection with the Credit Agreement, the Notes and the other Basic Documents (including, without limitation, principal of and interest on the Loans and the Notes and fees but excluding amounts referred to in clauses Fourth and Fifth below), and

               Fourth, the repayment of all amounts advanced or expended by each
               ------
          Lender for the account of CRIIMI MAE hereunder or under the Credit Agreement or under any other Basic Document, and the payment of all costs and expenses at any time and from time to time incurred by each Lender in connection with the administration and enforcement of or preservation of any right under this Agreement, the Credit Agreement or any other Basic Document (including, without limitation, the reasonable fees and expenses of counsel employed by each Lender in connection herewith or therewith) and any other costs and expenses payable by CRIIMI MAE hereunder or under the Credit Agreement or any other Basic Document, and

               Fifth, the payment of all indemnities and other amounts at any
               -----
          time and from time to time payable hereunder or under or in connection with the Credit Agreement or any other Basic Document to the Administrative Agent and each Lender by CRIIMI MAE.


                                  ARTICLE III

                   Representations and Warranties; Covenants;
                           Indemnity; Company Officers
                   ------------------------------------------

          Section 3.1  Representations and Warranties of CRIIMI MAE.  (a)  Upon
                       --------------------------------------------
the filing of financing statements under the Uniform Commercial Code of the State of Maryland with the Department of Assessments and Taxation of the State of Maryland and the Clerk of the Circuit Court in Montgomery County, Maryland, naming CRIIMI MAE as debtor, the Collateral Agent as secured party and covering the Assigned Collateral referred to in Section 4.1(ii) and upon delivery of the Qualified Investments to the Collateral Agent in the manner set forth in Section 7.1, respectively, this Agreement will grant the Collateral Agent a valid assignment of, and a valid and perfected security interest in, the Assigned Collateral, as security for the repayment of the Obligations, prior to all other Liens thereon and security interests therein. When the Cash Collateral Account has been established by the Collateral Agent, CRIIMI MAE will have validly and effectively assigned to the Collateral Agent all interest of CRIIMI MAE in the Cash Collateral Account, all Deposited Funds and all claims of CRIIMI MAE in and to such Deposited Funds, and the Collateral Agent will have obtained a valid and effective pledge of the Cash Collateral Account, all Deposited Funds and all claims of CRIIMI MAE in and to such Deposited Funds as security for the repayment of the Obligations, prior to all other Liens thereon and security interests therein.

          (b) (i) No financing statement listing CRIIMI MAE (under its current or any former name) as debtor (other than any which may have been filed for the benefit of the Collateral Agent) covering any of the Assigned Collateral is on file in any public office; (ii) at the date of each deposit of Deposited Funds to the Cash Collateral Account, CRIIMI MAE was, is or will then be the lawful owner of, and had, has or will then have good title to, such Deposited Funds, free and clear of all Liens, except the Lien and security interest granted pursuant hereto in favor of the Collateral Agent; and (iii) CRIIMI MAE is and will be the lawful owner of, and has and will have good marketable title to and full power and authority to pledge to the Collateral Agent, all Assigned Collateral, free and clear of all Liens, except for the Lien and security interest granted pursuant hereto in favor of the Collateral Agent.

          (c) CRIIMI MAE has not previously created any security interest in the Assigned Collateral (except security interests created pursuant to the Letter of Credit and Reimbursement Agreement, which security interests have been terminated) or any part thereof and will keep the Assigned Collateral and every part thereof free and clear of all Liens except the Lien and security interest granted pursuant hereto in favor of the Collateral Agent, in a manner satisfactory to the Administrative Agent. CRIIMI MAE has assumed all obligations of CRI Insured Mortgage Association, Inc. and has succeeded to all right, title and interest in assets of CRI Insured Mortgage Association, Inc., including all such right, title and interest in and to the Assigned Collateral. CRIIMI MAE does not use, nor has it used in the past, any trade name other than "CRIIMI MAE." CRIIMI MAE has not, within the past four months, changed its (i) name, identity or corporate structure, (ii) chief executive office, or (iii) office where it keeps its records concerning the Assigned Collateral.

          (d) No further action other than the execution of this Agreement is necessary to establish the Collateral Agent's security interest in the Cash Collateral Account and the Deposited Funds.

          (e) This Agreement has been duly authorized, executed and delivered by CRIIMI MAE and constitutes a valid and binding obligation of CRIIMI MAE, enforceable against CRIIMI MAE in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (f) Except for the Uniform Commercial Code financing statements referred to in paragraph (a) above and registration of transfer to the Collateral Agent of certain Mortgage-Backed Securities with the relevant Federal Reserve Bank as provided in Section 7.1, no authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority (Federal, state or local), including, without limitation, the Securities and Exchange Commission, or with any securities exchange, and no consent of any other Person, is required in connection with (i) the execution, delivery and performance by CRIIMI MAE of this Agreement or the grant of the security interests hereunder, or (ii) the perfection and maintenance of the first priority security interests hereunder, or (iii) the exercise by the Collateral Agent of its rights and remedies hereunder.

          (g) The execution, delivery and performance of this Agreement by CRIIMI MAE and enforcement of this Agreement against CRIIMI MAE do not and will not contravene, or constitute a default under, any provision of Applicable Law with respect to

CRIIMI MAE or the Assigned Collateral or any material judgment, injunction, order, decree, direction or any material agreement or instrument binding upon CRIIMI MAE or the Assigned Collateral or result in the creation or imposition of any Lien, charge, mortgage, deed of trust, security interest, pledge, assignment or right or encumbrance of any kind (other than the security interest created hereby) upon any material asset of CRIIMI MAE.

          (h) As a result of the pledge by CRIIMI MAE of the Assigned Collateral comprised of Eligible Participations, the Collateral Agent shall be entitled to all of the rights of CRIIMI MAE in respect of the insurance and guaranty provided by the HUD Mortgage Insurance Program (including the proceeds thereof) with respect to the related Eligible Mortgage Investments and there shall exist no impediments to the enforcement of such insurance and guaranty by the Collateral Agent for the benefit of the Secured Parties, subject to the Collateral Agent's compliance with Applicable Law relating to the HUD Mortgage Insurance Program.

          (i) At the time each Qualified Investment is pledged hereunder, such Qualified Investment shall be free of any event of default or any event which, with passage of time or notice or both, may become an event of default.

          (j) CRIIMI MAE further represents and warrants with respect to each Eligible Participation pledged hereunder as of the date hereof and of each such pledge that:

               (i) The statements set forth in the definitions of "Eligible Participation" and "Eligible Mortgage Investments" are true and correct with respect to each Eligible Participation pledged hereunder;

              (ii) The terms of each Participation Agreement and Servicing Agreement have not been impaired, waived, altered, amended or modified in any respect;

             (iii) A valid and enforceable policy of title insurance has been issued in connection with each Eligible Mortgage Investment in an amount not less than the original principal amount of the underlying mortgage and, to the best of its knowledge, such policy is presently in full force and effect, with no material changes or modifications made therein subsequent to the final endorsement of each Mortgage Note by the FHA, except as may be approved in writing by HUD;

              (iv) To the best of its knowledge, each building or other improvement located on each Mortgaged Property is insured under customary property insurance policies against insurance risks and hazards as required by HUD and such insurance is in amounts which are not less than the amount necessary to meet FHA requirements and comply with any co-insurance provision of the policies, with all premiums for such policies having been continuously paid as required by the policies or, in the event of a lapse in payment, such lapse and any lapse in insurance coverage relating thereto shall not prevent recovery in full or in part against HUD;

               (v) To the best of its knowledge, none of the buildings or other improvements on each Mortgaged Property have been materially damaged as a result of any fire, explosion, accident, riot, war, or act of God or the public enemy;

              (vi) To the best of its knowledge, the escrows for taxes, insurance, mortgage insurance premiums and replacement reserves required with respect to each Eligible Mortgage Investment have been and throughout the term of this Agreement shall be maintained in accordance with FHA requirements;

             (vii) To the best of its knowledge, the terms of each Eligible Mortgage Investment have not been impaired, waived, altered or modified in any respect and no portion of any such Mortgaged Property has been released, except by written instructions approved by FHA; and

            (viii) No assignment or notice of assignment, other than the assignment hereunder, has been filed in any local land records with respect to such Eligible Participation, except assignments which will be released pursuant to Section 3.2(m).

          In addition to the foregoing representations and warranties, CRIIMI MAE assigns, conveys and transfers to the Secured Parties all of the representations and warranties that it received with respect to each such Eligible Participation under the related Servicing Agreement and Participation Agreement.

          Section 3.2  Covenants of CRIIMI MAE.  (a)  CRIIMI MAE shall comply,
                       -----------------------
in all material respects, with all acts, statutes, laws, codes, ordinances, rules, regulations, judgments, injunctions, orders, decrees and directions of any governmental authority applicable to the Assigned Collateral or any part thereof.

          (b) CRIIMI MAE will not create, permit or suffer to exist, and will defend the Assigned Collateral against, and take such other actions as are necessary to remove, any Lien, claim, charge, mortgage, deed of trust, security interest, pledge, assignment, encumbrance or right in, to or on the Assigned Collateral and will defend the right, title and interest of the

Collateral Agent in and to the Assigned Collateral against the claims and demands of all Persons whomsoever, other than the Liens created hereby. Notwithstanding the immediately preceding sentence, CRIIMI MAE shall not be considered in default in respect of the covenant contained therein with respect to involuntary statutory Liens if (i) CRIIMI MAE is diligently contesting the Lien in good faith by appropriate proceedings, (ii) CRIIMI MAE has either bonded such Lien in the full amount thereof or set aside adequate reserves with respect thereto, and (iii) such proceedings are adequate to suspend the enforcement of the Lien and the collection of the sums secured thereby.

          (c) CRIIMI MAE will (i) take such further action as the Collateral Agent or the Administrative Agent may deem necessary or appropriate from time to time to protect, perfect and maintain the Collateral Agent's security interest in the Assigned Collateral and the priority thereof, (ii) deliver, upon the request of the Collateral Agent, the Administrative Agent or the Required Lenders, a legal opinion as to the perfection and/or priority of the security interest in any Assigned Collateral, including, if so requested, prior to any substitution of Assigned Collateral under Section 4.8 and (iii) deliver promptly to the Collateral Agent all originals of Assigned Collateral or proceeds thereof consisting of chattel paper, instruments or certificated securities. Without limiting the foregoing, CRIIMI MAE (x) agrees to cause the recordation of any necessary assignments in the appropriate recording office of each relevant jurisdiction, (y) agrees that in the event the Assigned Collateral is ever evidenced by an "instrument" or "certificated security" as such terms are defined in Article 9 and Article 8, respectively, of the Uniform Commercial Code as in effect in the States of Maryland and New York and any other applicable jurisdiction (the "Uniform Commercial Code"), CRIIMI MAE shall forthwith deliver, or will cause to be delivered such instrument or certificated security, bearing all necessary endorsements to the Collateral Agent, in a manner satisfactory to the Administrative Agent and (z) agrees that in the event that any Assigned Collateral is maintained in book-entry form, CRIIMI MAE will effect or cause to be effected any recordation and take or cause to be taken any other action as the Collateral Agent or the Administrative Agent may reasonably deem necessary or appropriate.

          (d) CRIIMI MAE shall keep and maintain at its own cost and expense satisfactory and complete records of the Assigned Collateral and provide the Collateral Agent and the Administrative Agent with such records and such reports and information relating to the Assigned Collateral as the Collateral Agent or the Administrative Agent may request from time to time.

          (e) CRIIMI MAE shall not surrender or lose possession of (other than to the Collateral Agent), sell, encumber or otherwise dispose of or transfer, any Assigned Collateral or right or interest therein other than as permitted under Sections 4.7 or 4.8.

          (f) CRIIMI MAE shall, at all times, upon the request of the Collateral Agent or the Administrative Agent, account fully for and promptly deliver to the Collateral Agent, in the form received, all Assigned Collateral or proceeds thereof received by CRIIMI MAE, endorsed to the Collateral Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent or the Administrative Agent shall request, and until so delivered, shall keep all Assigned Collateral separate from all other property of CRIIMI MAE and identified on the records of CRIIMI MAE as the property pledged to the Collateral Agent for the benefit of the Secured Parties under this Agreement.

          (g) CRIIMI MAE will, at any reasonable time, upon not less than one Business Day's prior notice by the Collateral Agent or the Administrative Agent, exhibit to and allow inspection by the Collateral Agent or the Administrative Agent (or Persons designated by the Collateral Agent or the Administrative Agent) of the Assigned Collateral (to the extent not in the possession of the Collateral Agent) and the records concerning the Assigned Collateral.

          (h) CRIIMI MAE will keep the records concerning the Assigned Collateral at the location set forth in Section 4.5 and not remove the records from such location without the prior written consent of the Collateral Agent and the Administrative Agent.

          (i) CRIIMI MAE will, at the request of the Collateral Agent or the Administrative Agent place on each of its records pertaining to the Assigned Collateral a legend, in form and content satisfactory to the Administrative Agent, indicating that such Assigned Collateral has been assigned to the Collateral Agent.

          (j) CRIIMI MAE will manage or cause to be managed its assets constituting the Assigned Collateral pledged under this Agreement in the same manner as other similar institutions of recognized standing would do for their own account. Neither CRIIMI MAE nor any agent of CRIIMI MAE may, unless (i) CRIIMI MAE shall have given the Collateral Agent and the Administrative Agent five (5) days prior written notice thereof, (ii) no Default shall have occurred and be continuing or would result therefrom, (iii) the Borrowing Base will be at least equal to the principal amount of all Loans Outstanding after giving effect thereto and (iv) such modification would not have a Material Adverse Effect, modify or permit to be modified the terms of any Eligible Mortgage Investment relating to Assigned Collateral consisting of Eligible Participations in any of the following ways or take any of the following actions with respect thereto:

                (i)  reduce the stated rate of interest;

               (ii)  forgive the payment of principal or interest;

              (iii)  extend the due date for payment of principal;

               (iv) extend the due date for the payment of interest if the effect would be to reduce or adversely affect the availability of the HUD insurance with respect to such Eligible Mortgage Investment;

                (v) release any collateral for such Eligible Mortgage Investment unless approved by HUD;

               (vi) modify, compromise, extend, rescind or cancel the HUD insurance with respect to such Eligible Mortgage Investment; or

              (vii) make any other modification or take any other action that could have a material adverse effect on such Eligible Mortgage Investment.

          CRIIMI MAE shall, upon the request of the Collateral Agent or the Administrative Agent after receiving notice of any proposed modification, deliver prior to making or permitting such modification a new Collateral Valuation Certificate with respect to such Eligible Mortgage Investment giving effect to such modification.

          (k) CRIIMI MAE will pay (or require to be paid), prior to their becoming delinquent, all taxes, assessments, insurance premiums, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Assigned Collateral. Notwithstanding the immediately preceding sentence, CRIIMI MAE shall not be required to pay any such amounts if (i) CRIIMI MAE is diligently contesting such amounts in good faith by appropriate proceedings, (ii) CRIIMI MAE has either bonded such amounts in the full amount thereof or set aside adequate reserves with respect thereto, and (iii) such proceedings are adequate to suspend the collection of such amounts.

          (l) CRIIMI MAE shall give written notice to the Collateral Agent at least two Business Days (or such lesser notice as the Collateral Agent may agree) prior to any delivery to the Collateral Agent of Assigned Collateral (other than Assigned Collateral listed on the initial Collateral Valuation Certificate).

          (m) CRIIMI MAE shall, within sixty (60) days after the date of the initial Loans under the Credit Agreement, record in the land records where the related Eligible Mortgage Investment is recorded (i) the release of any recording of any assignment under the Letter of Credit and Reimbursement Agreement and

(ii) the assignments hereunder of the Eligible Participations listed on the initial Collateral Valuation Certificate.

          Section 3.3  Indemnity.  CRIIMI MAE hereby agrees to indemnify the
                       ---------
Secured Parties and hold the Secured Parties harmless with respect to any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered by any Secured Party arising out of or resulting from (i) the failure to be true or to continue to be true any of the representations or warranties, or the failure of CRIIMI MAE to comply with any of the covenants, in this Article III or elsewhere in this Agreement and (ii) the assignment and security interest granted hereby by virtue of any act or omission on the part of CRIIMI MAE (other than an act or omission on the part of CRIIMI MAE pursuant to or in accordance with an express direction from the Collateral Agent, the Administrative Agent or a Lender authorized hereunder), including the reasonable costs, expenses and disbursements (including reasonable attorneys' fees and expenses) incurred or suffered by any Secured Party in enforcing, preserving or collecting under the security interest granted hereby. The obligations of CRIIMI MAE under this Section 3.3 shall survive the termination of this Agreement and the discharge of the other Obligations hereunder and shall also survive the termination of the Credit Agreement.

          Section 3.4  Company Officers.  With the delivery of this Agreement,
                       ----------------
CRIIMI MAE is furnishing to the Collateral Agent, and from time to time thereafter may furnish to the Collateral Agent, a certificate (hereinafter called a "Company Incumbency Certificate") of the Secretary or an Assistant Secretary of CRIIMI MAE, certifying the incumbency and specimen signatures of officers and agents of CRIIMI MAE (such officers and agents being hereinafter called "Company Officers") authorized to act, and to give instructions and notices, on behalf of CRIIMI MAE hereunder. Until the Collateral Agent receives a subsequent Company Incumbency Certificate, the Collateral Agent shall be entitled to rely on the last such Company Incumbency Certificate delivered to it for purposes of determining the authorized Company Officers.


                                   ARTICLE IV

                       Assigned Collateral
                       -------------------

          Section 4.1  Assignment of Assigned Collateral and Agreements.  In
                       ------------------------------------------------
order to secure and to provide for the repayment of the Obligations, CRIIMI MAE hereby assigns, conveys, transfers, delivers pledges, mortgages and sets over unto the Collateral Agent for the benefit of the Secured Parties, and hereby grants the Collateral Agent for the benefit of the Secured Parties, a security interest in, all of CRIIMI MAE's right, title and interest in the following assets, whether now or hereafter existing, and unless and until all or part of such assets shall be released or substituted as provided in Sections 4.7 or 4.8 (all such assets being referred to as the "Assigned Collateral"):

                    (i) the Eligible Participations listed on the initial Collateral Valuation Certificate delivered pursuant to Section 6.01(j) of the Credit Agreement, any other Eligible Participations delivered to the Collateral Agent from time to time pursuant to this Agreement and the Certificates of Participation evidencing such Eligible Participations;

                   (ii) all of CRIIMI MAE's rights under or pursuant to any Participation Agreements and Servicing Agreements with respect to the Eligible Participations referred to in clause (i), including, without limitation, the rights of CRIIMI MAE to enforce such Participation Agreements and Servicing Agreements against the mortgagee of record and the Servicer, respectively, and the obligations of the mortgagee of record and the Servicer thereunder, and to give to the mortgagee of record and the Servicer or withhold from the mortgagee of record and the Servicer any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Participation Agreement and Servicing Agreement, respectively, or the obligations of the mortgagee of record and the Servicer thereunder to the same extent as CRIIMI MAE might do but for the security interest granted to the Collateral Agent in this Section 4.1;

                  (iii) all Mortgage-Backed Securities listed on the initial Collateral Valuation Certificate delivered pursuant to Section 6.01(j) of the Credit Agreement, any other Mortgage-Backed Securities delivered to the Collateral Agent from time to time pursuant to this Agreement and any certificates evidencing such Mortgage-Backed Securities;

                   (iv) the Cash Collateral Account, together with any and all monies and investments on deposit therein from time to time, including the Deposited Funds and Permitted Investments thereof;

                    (v) any and all proceeds of or distributions on the foregoing, including any guarantees thereon and any contractual or other rights arising from any disposition of the foregoing; and

                   (vi) all rights and privileges of CRIIMI MAE with respect to the foregoing.

          Notwithstanding the assignment and security interest so granted to the Collateral Agent, prior to the occurrence and continuance of an Event of Default, CRIIMI MAE shall nevertheless be permitted, subject to the provisions of Section 3.2, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required to be given pursuant to the specific terms of the Eligible Participations and the related Participation Agreements and Servicing Agreements. The assignment and security interest so granted to the Collateral Agent shall not relieve CRIIMI MAE from the performance of any term, covenant, condition or agreement on CRIIMI MAE's part to be performed or observed under or in connection with the Eligible Participations or any other Assigned Collateral, or impose any obligation on the Secured Parties to perform or observe any such term, covenant, condition or agreement on CRIIMI MAE's part to be so performed or observed or impose any liability on the Secured Parties for any act or omission on the part of CRIIMI MAE relative thereto or for any breach of any representation or warranty on the part of CRIIMI MAE contained therein, or made in connection therewith.

          Section 4.2  Delivery of the Assigned Collateral.  Without the prior
                       -----------------------------------
written consent of the Lenders, CRIIMI MAE will not take any action to cause the Assigned Collateral delivered to the Collateral Agent pursuant to this Agreement to be removed from the possession of the Collateral Agent, to revert to CRIIMI MAE or any interest therein to be assigned to any other Person except as permitted by Sections 4.7 or 4.8.

          Section 4.3  Liquidation of Assigned Collateral.  (a)  Without
                       ----------------------------------
limiting Sections 5.2 or 6.1, if a Termination Notice has been delivered or deemed delivered pursuant to Section 9 of the Credit Agreement, the Collateral Agent shall, at the written direction of the Administrative Agent, apply all monies and Permitted Investments in the Cash Collateral Account to the payment or prepayment in full of all accrued and unpaid Obligations, in the order of priority specified in Section 2.1.

          (b) Without limiting Section 6.1, if a Termination Notice has been delivered or deemed delivered pursuant to Section 9 of the Credit Agreement, then, if the Required Lenders shall give the Administrative Agent instructions regarding the liquidation of the Assigned Collateral or, if a Major Default has occurred and is continuing and the Required Lenders shall fail to give such instructions by the tenth Business Day following the delivery of a Termination Notice, an Electing Lender (subject to the proviso below) shall give the Administrative Agent such instructions, the Administrative Agent shall give written notice (the "Liquidation Notice") to the Collateral Agent to liquidate the Assigned Collateral and apply the proceeds thereof to the payment of the Obligations, which notice shall direct the Collateral Agent to liquidate the Assigned Collateral at the time and in the manner directed by the Required Lenders as set forth in such notice, and the Collateral Agent shall liquidate the Assigned Collateral in the time and in the manner set forth in the Liquidation Notice; provided,
                                                                   --------
that, if the amount of CRIIMI MAE's unpaid obligations to such Electing Lender after payment, if any, is made by CRIIMI MAE is less than the greater of (i) $2,000,000, (ii) 10% of the amount of CRIIMI MAE's obligations to such Electing Lender at the time of the occurrence of the related Major Default, or (iii) 5% of the aggregate amount of the Commitments (at the time of the occurrence of the related Major Default), then such Electing Lender may not instruct the Administrative Agent to deliver the Liquidation Notice unless the Required Lenders have failed to give such instructions by the fortieth Business Day following the delivery of a Termination Notice.

          (c) For purposes of determining the application to be made of monies and other cash proceeds to a Lender pursuant to clause Third or Fifth of Section
                                                       -----    -----
2.1, the Collateral Agent may rely exclusively upon a certificate or other statement (a copy of which shall also be provided to CRIIMI MAE) of the Administrative Agent as to the amounts then owing to such Lender and, if applicable, the nature of any claim for indemnification. For purposes of determining the application to be made of such monies and other cash proceeds to the Administrative Agent or a Lender pursuant to clause Second or Fourth of
                                                        ------    ------
Section 2.1, the Collateral Agent may rely exclusively upon a certificate or statement of the Administrative Agent as to the amount owing to the Administrative Agent or such Lender. Any application to be made by the Collateral Agent of monies and other cash proceeds pursuant to clause First of
                                                                      -----
Section 2.1 may be made upon the Collateral Agent's certificate or statement delivered to CRIIMI MAE and the Administrative Agent and setting forth in reasonable detail the nature of the Collateral Agent's claim and the amount owing to the Collateral Agent on account thereof. The Collateral Agent shall not be liable for any application of the monies and other cash proceeds received by the Collateral Agent pursuant to this Article made in accordance with any certificate or direction delivered pursuant to this Section 4.3; provided,
                                                                 --------
however, that no application of the monies and other cash proceeds received by
- -------
the Collateral Agent pursuant to this Article in accordance with any certificate delivered pursuant to this Section 4.3 shall be deemed to restrict or limit the right of CRIIMI MAE to contest with the purported obligee its respective liability in respect of the amount set forth in such certificate.

          Section 4.4  Notice of Default.  CRIIMI MAE agrees to give the
                       -----------------
Administrative Agent and the Collateral Agent prompt written notice of each default of which CRIIMI MAE becomes or should have become aware on the part of any obligor in respect of an Eligible Mortgage Investment to the extent that such default may result in any claim being made against HUD insurance with respect thereto.

          Section 4.5  Location of Records.  CRIIMI MAE hereby covenants and
                       -------------------
agrees that its chief place of business and chief executive office, and the place where its records pertaining to the Assigned Collateral will be kept, shall at all times be located in the County of Montgomery, the State of Maryland. CRIIMI MAE agrees to notify the Collateral Agent in writing at least thirty (30) days prior to any change in its name, identity or corporate structure.

          Section 4.6  Obligations Absolute; Enforceability by the Lenders or
                       ------------------------------------------------------
the Collateral Agent.  CRIIMI MAE hereby acknowledges that its obligations under
- --------------------
this Agreement are and shall be, to the extent permitted by Applicable Law, absolute and unconditional under any and all circumstances, including, without limitation, the following circumstances: (a) any amendment, modification, supplement or waiver of or to any provision of the Credit Agreement, the Notes, this Agreement or any other Basic Document, or the illegality, invalidity, irregularity or unenforceability of the Credit Agreement, the Notes, this Agreement, any other Basic Document, or any Loans made to CRIIMI MAE, or (b) the breach or falsity (whether or not material) of any representation or warranty on the part of CRIIMI MAE contained or reaffirmed and repeated in this Agreement, the Credit Agreement, or otherwise made to the Collateral Agent, the Administrative Agent or the Lenders under or in connection with any of the Basic Documents, or (c) any failure on the part of the Administrative Agent, a Lender or the Collateral Agent to perform or observe any term, covenant or agreement on its part to be performed or observed under the Credit Agreement, the Notes, this Agreement or any other Basic Document or (d) the existence of any setoff, counterclaim, recoupment, defense or other right or claim which CRIIMI MAE may at any time have or have had against the Administrative Agent, the Collateral Agent or a Lender, or (e) the dissolution, bankruptcy, insolvency or reorganization of CRIIMI MAE or the appointment of a receiver, trustee, custodian or liquidator for any of CRIIMI MAE's assets, including, without limitation, CRIIMI MAE's interest in the Assigned Collateral, or (f) the existence of any law, rule, regulation, order, writ, judgment, decree, determination or award purporting in any manner to affect the Credit Agreement, the Notes, this Agreement, or any other Basic Document or any Loans made to CRIIMI MAE, or (g) the value, existence or release of any collateral for, or any obligor with respect to, any obligation of CRIIMI MAE under the Credit Agreement, the Notes, this Agreement or any other Basic Document, or (h) any other circumstances whatsoever which would otherwise constitute an excuse for nonperformance by CRIIMI MAE of its obligations hereunder, whether similar or dissimilar to any of the circumstances specified in clauses (a) through (g) above.

          Section 4.7  Release of Collateral.  (a)  Upon the delivery to the
                       ---------------------
Collateral Agent of each Collateral Valuation Certificate, other than a Collateral Valuation Certificate delivered by CRIIMI MAE as the result of the delivery of a

Termination Notice under Section 9 of the Credit Agreement, CRIIMI MAE shall be entitled to request release of a portion of the then Assigned Collateral such that, immediately after such release, the Borrowing Base is at least equal to the principal amount of all Outstanding Loans; provided, that there shall not
                                               --------
have occurred and be continuing a Default. Each such request shall be made in writing delivered to the Collateral Agent and the Administrative Agent at least three Business Days prior to the requested release and shall specify in reasonable detail the Assigned Collateral that is to be released.

          (b) CRIIMI MAE shall deliver to the Collateral Agent and the Administrative Agent a Collateral Valuation Certificate two Business Days prior to any date on which CRIIMI MAE desires to withdraw cash on deposit in the Cash Collateral Account. CRIIMI MAE shall be entitled to request withdrawal of cash on deposit in the Cash Collateral Account only to the extent that, immediately after such withdrawal, the Borrowing Base is at least equal to the principal amount of all Outstanding Loans; provided, that there shall not have occurred
                                 --------
and be continuing a Default. Each request for a withdrawal of cash on deposit in the Cash Collateral Account shall be made in writing delivered to the Collateral Agent and the Administrative Agent.

          (c) Subject to receipt by the Collateral Agent and the Administrative Agent of the written request of CRIIMI MAE, the Collateral Agent shall release such of the Assigned Collateral (including any monies then remaining in the Cash Collateral Account) as specified in such written request unless otherwise instructed in writing by the Administrative Agent. The Collateral Agent shall have no obligation or duty to determine whether any such release is permitted other than to verify that, based solely upon the information in the Collateral Valuation Certificate delivered to the Collateral Agent in connection with such release of Assigned Collateral, the Borrowing Base, after giving effect to such release, is at least equal to the principal amount of all Outstanding Loans. After making such verification, the Collateral Agent shall be fully protected in making any such release requested by CRIIMI MAE unless the Collateral Agent shall have received contrary written instructions from the Administrative Agent not later than 12:00 noon (New York City time) on the proposed date of release.

          (d) The Collateral Agent agrees that it shall, at CRIIMI MAE's expense, reassign, without recourse to or any representation or warranty whatsoever by, the Collateral Agent, and deliver to CRIIMI MAE any Assigned Collateral released pursuant to Section 4.7 and, if requested by CRIIMI MAE, shall execute and deliver to CRIIMI MAE for recording or filing such assignments, releases and other documents as CRIIMI MAE may determine to be necessary or appropriate and required or permitted by law in order to release and terminate the Collateral

Agent's security interest in any Assigned Collateral released pursuant to
Section 4.7.

          (e)  Each such request for release or withdrawal under this Section
4.7 shall be deemed to be a representation and warranty by CRIIMI MAE that no Default has occurred and is continuing and that, after giving effect to such release or withdrawal, no Default will have occurred and be continuing and the Borrowing Base will be at least equal to the principal amount of all Outstanding Loans.

          Section 4.8  Substitution of Collateral.  (a)  In the event that the
                       --------------------------
Borrowing Base is equal to or greater than the aggregate principal amount of Outstanding Loans and provided, that there shall not have occurred and be
                      --------
continuing a Default, CRIIMI MAE may, upon written notice to the Collateral Agent and the Administrative Agent at least three Business Days prior thereto, substitute additional Qualified Investments for Assigned Collateral consisting of Qualified Investments. Such additional Qualified Investments shall be delivered to the Collateral Agent in the manner provided in Section 7.1 for Qualified Investments of such type.

          (b) On the substitution date CRIIMI MAE shall deliver to the Collateral Agent and the Administrative Agent a Collateral Valuation Certificate dated the substitution date containing information regarding the Qualified Investments to be released and the Qualified Investments to be substituted and showing that the Borrowing Base, after giving effect to such substitution, is equal to or greater than the principal amount of all Loans Outstanding.

          (c) Upon any such substitution, the Collateral Agent agrees that it shall, at CRIIMI MAE's expense, reassign, without recourse to or any representation or warranty whatsoever by, the Collateral Agent, and deliver to CRIIMI MAE any Qualified Investment released pursuant to this Section 4.8 and, if requested by CRIIMI MAE, shall execute and deliver such other documents as CRIIMI MAE may determine to be necessary or appropriate and required or permitted by law in order to release and terminate the Collateral Agent's security interest in any Assigned Collateral released pursuant to Section 4.8.

          (d) Each such request for substitution under this Section 4.8 shall be deemed to be a representation and warranty by CRIIMI MAE that no Default has occurred and is continuing and that, after giving effect to such substitution, no Default will have occurred and be continuing and the Borrowing Base will be at least equal to the principal amount of all Outstanding Loans.

                                   ARTICLE V

                            Cash Collateral Account
                            -----------------------

          Section 5.1  Establishment of Cash Collateral Account.  (a)  For the
                       ----------------------------------------
purpose of facilitating the transactions contemplated by this Agreement and the Credit Agreement, the Collateral Agent shall at all times during the term of this Agreement maintain a restricted demand deposit account in the name of CRIIMI MAE (said account being herein called the "Cash Collateral Account") under the sole dominion and control of the Collateral Agent. CRIIMI MAE shall not be entitled to withdraw funds from the Cash Collateral Account except with the consent of the Collateral Agent as provided in Section 4.7.

          (b) CRIIMI MAE may from time to time deliver cash to the Collateral Agent for deposit in the Cash Collateral Account to be held as Assigned Collateral hereunder. In addition, whenever there shall occur and be continuing a Default, there shall be deposited in the Cash Collateral Account, cash and proceeds received from time to time by CRIIMI MAE or the Collateral Agent in respect of any of the Assigned Collateral, including, without limitation, (i) amounts constituting the payment of principal of and interest, if any, on Eligible Participations, and (ii) amounts constituting the payment of principal of and interest, if any, on Mortgage-Backed Securities.

          Section 5.2  Application of Funds in Cash Collateral Account;
                       ------------------------------------------------
Statements of Account.  (a)  Upon the occurrence and during the continuance of a
- ---------------------
Default, all rights of CRIIMI MAE to request the Collateral Agent to withdraw funds from the Cash Collateral Account pursuant to Section 4.7 shall cease, and the Collateral Agent shall have the right and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Administrative Agent, shall have the obligation, at any time and from time to time, to appropriate and apply the monies and Permitted Investments in the Cash Collateral Account to the payment or prepayment in full of all outstanding Obligations in accordance with Section 2.1.

          (b) The Collateral Agent from time to time shall, upon the request of the Administrative Agent, provide CRIIMI MAE and the Administrative Agent with statements of account relative to the Cash Collateral Account or any other account maintained by the Collateral Agent for the purposes of this Agreement in accordance with the Collateral Agent's customary practices.

          Section 5.3  Application of Deposited Funds.  For purposes of
                       ------------------------------
determining the payment to be made to any Person pursuant to Section 5.2, the Collateral Agent may rely on certificates or statements furnished to or by it in accordance with the provisions of Section 4.3(c).

          Section 5.4  Permitted Investments.  (a)  Monies held in the Cash
                       ---------------------
Collateral Account or any other account maintained by the Collateral Agent for the purposes of this Agreement shall be invested and the proceeds of investments shall be reinvested by the Collateral Agent, pursuant to the written direction of CRIIMI MAE, on each Business Day on which the monies in the Cash Collateral Account exceed $10,000, which written direction shall specify the investments to be made. CRIIMI MAE shall direct such investment only in (i) obligations with maturities of less than ninety days issued by, or the principal of and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality thereof; (ii) commercial paper with maturities of less than ninety days rated at the time of purchase (a) A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), and
(b) in one of the two highest categories by any nationally recognized statistical rating organization other than the one providing a rating pursuant to clause (a) of this subpart (ii); (iii) certificates of deposit, other deposits or bankers' acceptances with maturities of less than ninety days issued by or established with commercial banks having unimpaired capital and unimpaired surplus of at least $250,000,000 and whose commercial paper (or commercial paper which is supported by such bank's letter of credit or commitment to lend) is rated at the time of purchase (a) A-1 or A-1+ by S&P or P-1 by Moody's, and (b) in one of the two highest categories by any nationally recognized statistical rating organization other than the one providing a rating pursuant to subclause
(a) of this clause (iii); and (iv) repurchase agreements involving any of the investments described in clauses (i) through (iii) above; provided, however,
                                                          --------  -------
that investments referred to in clause (ii) above and repurchase agreements with respect thereto shall be supported, secured or guaranteed by a letter of credit, guaranty or other similar credit support issued by a bank or bank of the type described in clause (iii) above (all such investments referred to as "Permitted Investments"). Until the Collateral Agent receives subsequent written notification from CRIIMI MAE of a different investment selection, the Collateral Agent may rely on the selection contained in the last written advice furnished by CRIIMI MAE. The Collateral Agent shall not be responsible or liable for any investment made in accordance with the written direction of CRIIMI MAE or for any loss resulting from the investment performance of any investment or reinvestment of monies held in the Cash Collateral Account or any other account maintained by the Collateral Agent for the purposes of this Agreement or from the sale or liquidation thereof. The Collateral Agent shall have no obligation to pay, or liability for, interest on uninvested funds held by it from time to time hereunder.

          (b) CRIIMI MAE shall instruct the Collateral Agent in writing as to, and the Collateral Agent shall take, upon receipt of such instructions or written instructions from the

Administrative Agent, such actions as may be necessary or appropriate to perfect the security interest in the Permitted Investments granted hereunder. The Collateral Agent shall, promptly after each investment of Deposited Funds hereunder, provide to CRIIMI MAE and the Administrative Agent written confirmation of such investment.

          (c) The Collateral Agent may liquidate any investment when required to make an application pursuant to Sections 2.1, 4.3 or 5.2 in accordance with written instructions from CRIIMI MAE or the Administrative Agent. CRIIMI MAE agrees, in connection with its requests, to use its best efforts to schedule the maturity of such investments so as to avoid the necessity of liquidating the same. All such investments shall be made in the name of, and shall be payable to, the Collateral Agent.


                                   ARTICLE VI

                                    Default
                                    -------

          Section 6.1  Rights and Obligations of the Collateral Agent upon a
                       -----------------------------------------------------
Default.  Whenever an Event of Default shall have occurred and be continuing, in
- -------
addition to the rights under this Agreement and the Credit Agreement:

          (a) The Collateral Agent may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Administrative Agent shall, from time to time, withdraw amounts in the Cash Collateral Account for application as provided in this Agreement and may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Administrative Agent shall, also exercise from time to time any rights and remedies available to it under this Agreement in respect of the Assigned Collateral and under Applicable Law. Any amounts obtained by the Collateral Agent on account of or as a result of the exercise by the Collateral Agent of any right of offset or banker's Lien or right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, the Cash Collateral Account, shall be held by the Collateral Agent as additional collateral security for the repayment of the Obligations and shall be applied as provided in Sections 2.1, 4.3 and 5.2.

          (b) The Collateral Agent may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Administrative Agent shall, exercise all rights, remedies, powers, privileges and claims of CRIIMI MAE with respect to the Assigned Collateral and give any consent, request, notice, direction, approval, extension or waiver thereunder, and any right of CRIIMI MAE to take such action shall be suspended.

          (c) The Collateral Agent shall be entitled to exercise all the rights and remedies of a secured party on default under the Uniform Commercial Code and also may, and at the direction of the Administrative Agent (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) shall, without notice, except as specified below, sell, or grant options to purchase, all or part of the Assigned Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or otherwise dispose of the Assigned Collateral for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. CRIIMI MAE agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to CRIIMI MAE of the time and place of any public sale or the time after which any private sale is to be make shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Assigned Collateral regardless of notice of sale having been given. The purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of CRIIMI MAE, and CRIIMI MAE hereby waives and releases to the fullest extent permitted by law any rights with respect to the Assigned Collateral, including any rights of marshalling the Assigned Collateral or of stay or appraisal. At any such sale, unless prohibited by Applicable Law, any Secured Party shall have the right to purchase all or part of the Assigned Collateral free from any such right.

          (d) The Collateral Agent may, and upon the request of the Administrative Agent (which request shall be in writing or by telephone confirmed in writing promptly thereafter) shall, cause any certificates evidencing registered Mortgage-Backed Securities and any Certificates of Participation to be registered in the name of the Collateral Agent or its nominee.

          (e) Unless the Administrative Agent shall have delivered a Liquidation Notice under Section 4.3(b), the Collateral Agent may and, upon the request of the Administrative Agent (which request shall be in writing or by telephone, confirmed in writing promptly thereafter), shall, continue to hold the Assigned Collateral, collect payment in respect thereof for deposit in the Cash Collateral Account and apply such amounts as provided herein.

                                 ARTICLE VII

                          Mortgage-Backed Securities;
                         Certificates of Participation;
                        Collateral Valuation Certificate
                        --------------------------------

          Section 7.1  Possession of Qualified Investments.  For purposes of
                       -----------------------------------
this Agreement, transfer and delivery of Qualified Investments shall be made in compliance with the procedures set forth in this Section and the party to whom such transfer and delivery is made shall be deemed to be in possession of the Qualified Investments upon compliance with the procedures set forth in this
Section 7.1 with respect to such Qualified Investments. The Collateral Agent and CRIIMI MAE shall comply with the procedures set forth in this Section 7.1 with respect to all Qualified Investments received by the Collateral Agent pursuant to this Agreement; provided, however, that (i) failure to so comply
                            --------  -------
shall not be construed to affect or limit the security interest granted in this Agreement by CRIIMI MAE to the Collateral Agent for the benefit of the Secured Parties or to render such security interest unperfected if such security interest is perfected under Applicable Law and (ii) the provisions of this
Section 7.1 shall not be deemed to limit CRIIMI MAE's obligation to take, or to cause the Collateral Agent to take, such action as may be necessary or appropriate to grant to the Collateral Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in the Assigned Collateral.

          (a)  Bearer Mortgage-Backed Securities.  In the case of Mortgage-
               ---------------------------------
Backed Securities issued in bearer form, the certificates evidencing such Mortgage-Backed Securities shall be physically delivered to the possession of the Collateral Agent. Such certificates shall be segregated from all other securities or other assets of CRIIMI MAE or any other Person held by the Collateral Agent in any capacity other than as Collateral Agent for the benefit of the Secured Parties. The possession by the Collateral Agent of the Mortgage-Backed Security or Mortgage-Backed Securities referred to in this subparagraph
(a) shall be deemed to begin upon delivery to the Collateral Agent of the certificate or certificates.

          (b)  Registered Mortgage-Backed Securities - Definitive Form.  Except
               -------------------------------------------------------
as provided in subparagraph (d) below, in the case of Mortgage-Backed Securities issued in registered form and evidenced by a certificate, CRIIMI MAE shall provide, or cause to be provided (in the case of Mortgage-Backed Securities registered in the name of a Person other than CRIIMI MAE), the certificate and an assignment to the Collateral Agent, as agent for the benefit of the Secured Parties, executed on a separate form, which shall be the form, if any, provided for such purposes by a Federal Reserve Bank or other fiscal agent of the issuer (for example, Department of the Treasury Form PD 1832), indicating the

Collateral Agent as transferee and specifically identifying the Mortgage-Backed Securities to be transferred. The certificate or certificates and the assignment form, if any, shall be physically delivered to the possession of the Collateral Agent but unless and until there shall occur and be continuing an Event of Default, the Collateral Agent shall not submit the certificate or certificates to the issuer of the Mortgage-Backed Security or to the fiscal agent of the issuer of the Mortgage-Backed Security for registration of transfer. The Collateral Agent shall segregate such certificate or certificates from all other securities or other assets of CRIIMI MAE or any other Person held by the Collateral Agent in any capacity other than as Collateral Agent hereunder for the benefit of the Secured Parties. The possession by the Collateral Agent of the Mortgage-Backed Security or Mortgage-Backed Securities referred to in this subparagraph (b) shall be deemed to begin when the Collateral Agent receives the certificate or certificates accompanied by a signed assignment form as provided herein.

          (c)  Registered Mortgage-Backed Securities - Book-Entry Form.  In the
               -------------------------------------------------------
case of registered Mortgage-Backed Securities maintained by a Federal Reserve Bank in book-entry form for the account of a member bank of the Federal Reserve System (a "Member Bank") and maintained by such Member Bank for the account of CRIIMI MAE, CRIIMI MAE shall instruct the Member Bank to instruct the Federal Reserve Bank to transfer the Mortgage-Backed Security or Mortgage-Backed Securities on the records of the Federal Reserve Bank to the Collateral Agent, as agent. The Collateral Agent shall enter the Mortgage-Backed Security or Mortgage-Backed Securities on its records as held by it as Collateral Agent hereunder for the benefit of the Secured Parties identifying the Mortgage-Backed Security or Mortgage-Backed Securities and recording the amounts and maturities thereof. The possession by the Collateral Agent of the Mortgage-Backed Security or Mortgage-Backed Securities referred to in this subparagraph (c) shall be deemed to begin when the Collateral Agent receives a copy of the advice confirming the transaction issued by the Federal Reserve Bank.

          (d)  U.S. Mortgage-Backed Securities.  In the case of U.S. Mortgage-
               -------------------------------
Backed Securities held through the Participants Trust Corporation ("PTC") for the account of a participant in PTC (a "Participant") and maintained by such Participant for the account of CRIIMI MAE or a financial intermediary for CRIIMI MAE ("Intermediary"), CRIIMI MAE shall instruct the Participant (or, if an Intermediary is involved, shall instruct the Intermediary to instruct such Participant (a copy of which instructions will be delivered to the Secured Parties)) to instruct PTC to transfer such U.S. Mortgage-Backed Security on the records of PTC to the Collateral Agent, as agent for the Secured Parties. The Collateral Agent shall enter such U.S. Mortgage-Backed Security on its records as held by it as Collateral Agent hereunder for the benefit of the Secured Parties, identifying such U.S.

Mortgage-Backed Security by CUSIP number or numbers (if applicable), pool number (if applicable) and certificate number (if applicable) and recording the amounts and maturities thereof. The possession by the Collateral Agent of such Mortgage-Backed Security referred to in this subparagraph (d) shall be deemed to begin when the Collateral Agent receives the advice issued by PTC confirming the transfer of such Collateral to the account of the Collateral Agent at the PTC.

          (e)  Certificates of Participation.  CRIIMI MAE shall deliver or cause
               -----------------------------
to be delivered to the Collateral Agent in respect of each Eligible Participation constituting Assigned Collateral a Certificate of Participation evidencing CRIIMI MAE's undivided beneficial ownership interest in the Eligible Mortgage Investment and CRIIMI MAE's Ancillary Rights with respect thereto, together with an assignment thereof duly executed in blank and on a separate form, which shall be the form, if any, provided or required for such purposes, sufficient to permit the Collateral Agent to obtain a new Certificate of Participation in the name of the Collateral Agent with respect to the Eligible Participation upon the Collateral Agent's compliance with any Applicable Law. The Collateral Agent shall segregate such Certificate or Certificates from all other securities or assets of CRIIMI MAE or any other Person held by the Collateral Agent in any capacity other than as Collateral Agent for the benefit of the Secured Parties. CRIIMI MAE agrees that it shall, unless it provides evidence satisfactory to the Required Lenders that such recording is not required to perfect the security interest hereunder, cause the Certificate of Participation (or a Notice thereof) and the assignment thereof with respect to such Eligible Participation to be recorded in the land records where the related Eligible Mortgage Investment is recorded; provided, that CRIIMI MAE shall
                                          --------
deliver a copy of such Certificate of Participation (or Notice thereof) and the assignment thereof to be so recorded no later than 14 days (or such longer time as permitted under Section 3.2(m) with respect to the Eligible Participations listed on the initial Collateral Valuation Certificate) following any delivery of a Certificate of Participation to the Collateral Agent pursuant to this
Section 7.1(e). The possession by the Collateral Agent of an Eligible Participation shall be deemed to begin when the Collateral Agent receives the related Certificate of Participation, accompanied by the executed assignment form.

          (f)  Collateral Agent's Receipt.  Upon receipt by the Collateral Agent
               --------------------------
of Qualified Investments pursuant to this Section 7.1, the Collateral Agent shall execute and deliver to CRIIMI MAE and the Administrative Agent a receipt and confirmation in the form of Exhibit A.

          Section 7.2  Collateral Valuation Certificate.  (a)  The Collateral
                       --------------------------------
Agent shall, on Wednesday of each week (or, if any such Wednesday is not a Business Day, on the next succeeding Business Day), deliver to CRIIMI MAE and the Administrative Agent a schedule of the Assigned Collateral in its possession as of Tuesday of such week; provided, however, that, if such schedule as of each such Tuesday does not
      --------  -------
differ from the most recently delivered schedule, the Collateral Agent shall deliver such schedule only if the next Collateral Valuation Certificate delivered by CRIIMI MAE does not accurately reflect the Assigned Collateral in the Collateral Agent's possession, whereupon the Collateral Agent shall deliver such schedule to CRIIMI MAE within three Business Days; provided, further, that
                                                        --------  -------
if a Termination Notice is delivered pursuant to Section 9 of the Credit Agreement, the Collateral Agent shall provide a schedule of the Assigned Collateral in its possession as of the date of the Termination Notice to CRIIMI MAE and the Administrative Agent on the Business Day immediately succeeding the date of receipt of the Termination Notice.

          (b) CRIIMI MAE shall, on Tuesday of each week, commencing the first week following delivery of the initial Collateral Valuation Certificate hereunder (or, if any such Tuesday is not a Business Day on the next succeeding Business Day), deliver to the Collateral Agent, the Administrative Agent and each Lender a Collateral Valuation Certificate showing the Loan Value of the Assigned Collateral as of such day; provided, however, that if the Value of the
                                    --------  -------
Unencumbered Assets, as set forth in the most recent Unencumbered Assets Valuation Certificate, is less than an amount equal to 5% of the Loans Outstanding at such time, the Administrative Agent may, in its sole discretion, require the delivery of Collateral Valuation Certificates prepared by CRIIMI MAE on a more frequent basis, but in no event may the Administrative Agent require the delivery of more than one Collateral Valuation Certificate per day;

provided, further, that if a Termination Notice is delivered pursuant to Section
- --------  -------
9 of the Credit Agreement, CRIIMI MAE shall use its best efforts, by the close of business on the second Business Day (but in no event later than the fifth Business Day) following CRIIMI MAE's receipt of the Termination Notice, to deliver a Collateral Valuation Certificate valuing the Assigned Collateral as of the date of the Termination Notice. If CRIIMI MAE shall not deliver a Collateral Valuation Certification on the fifth Business Day following CRIIMI MAE's receipt of the Termination Notice, the Administrative Agent may (but shall not be obligated to) prepare, or cause to be prepared, a Collateral Valuation Certificate on the sixth Business Day following its receipt of such Termination Notice, valuing the Assigned Collateral as of the date of such Termination Notice. After the delivery of the Collateral Valuation Certificate as provided in the second proviso to the second preceding sentence, CRIIMI MAE shall deliver a Collateral Valuation Certificate on each Business Day, valuing the Assigned Collateral as of the immediately preceding Business Day.

          (c) If a Collateral Valuation Certificate indicates that the Borrowing Base is less than the principal amount of all

Outstanding Loans, CRIIMI MAE shall, without limiting its obligation to prepay the Loans and the Notes as provided in Section 2.08(b) of the Credit Agreement so as to eliminate such deficiency, within five (5) days after the delivery of such Collateral Valuation Certificate, either deposit cash in the Cash Collateral Account, deliver Permitted Investments to the Collateral Agent or pledge or substitute additional Eligible Participations or Mortgage-Backed Securities so as to eliminate the deficiency, together with a Collateral Valuation Certificate as to such additional Assigned Collateral showing that the Loan Value thereof equals or exceeds the amount of such deficiency; provided,
                                                                    --------
however, that if the Value of the Unencumbered Assets as set forth in the most
- -------
recent Unencumbered Asset Valuation Certificate is less than an amount equal to 5% of the Loans Outstanding at such time, CRIIMI MAE shall deposit such cash, deliver such Permitted Investments or pledge or substitute such Eligible Participations and/or Mortgage-Backed Securities so as to eliminate the deficiency described in the immediately preceding proviso within two (2) Business Days after the delivery of such Collateral Valuation Certificate;

provided, further, that if CRIIMI MAE notifies (which notification shall be
- --------  -------
telephonic and confirmed in writing within 24 hours) the Administrative Agent at or prior to 10:00 a.m., New York City time, on the last Business Day of the applicable cure period that it is unable to deposit such cash, deliver such Permitted Investments or pledge or substitute such Eligible Participations and/or Mortgage-Backed Securities prior to the expiration of such cure period, which notification shall also state what actions, if any, are proposed to be taken by CRIIMI MAE with respect to the deficiency, the Administrative Agent shall promptly notify each Lender of the notification received from CRIIMI MAE. Each Lender shall advise the Administrative Agent of its decision with respect to CRIIMI MAE's proposal no later than 3:30 p.m., New York City time, on the Business Day it receives notification of such proposal. If a Lender does not so advise the Administrative Agent by 3:30 p.m., New York City time, on such Business Day, such Lender shall be deemed to have appointed the Administrative Agent as its attorney-in-fact for the purpose of making a decision with respect to, and responding to, CRIIMI MAE's proposal. The Administrative Agent shall notify (which notification shall be telephonic and confirmed in writing within 24 hours) CRIIMI MAE of the decision of the Required Lenders regarding CRIIMI MAE's proposal by 4:00 p.m., New York City time, on such Business Day. Any notification received from CRIIMI MAE after 10:00 a.m., New York City time, on any Business Day shall be deemed to have been received on the next succeeding Business Day. Any decision with respect to CRIIMI MAE's proposal shall be in the sole discretion of the Required Lenders. If CRIIMI MAE's proposal would permit the extension of the applicable cure period, and such extension would not have been approved by the Required Lenders but for the Administrative Agent's acting as attorney-in-fact for such Lender or Lenders, as the case may be, such extension cannot extend the cure period for more than 24 hours beyond the original expiration thereof. Notwithstanding the foregoing, if the cure period shall be extended for no more than 24 hours in accordance with the immediately preceding sentence and there has been no rejection of the extension by the Required Lenders (without the Administrative Agent's acting as attorney-in-fact) subsequent to the initial granting of such extension, CRIIMI MAE may resubmit such proposal to the Administrative Agent for reconsideration by each Lender at or prior to 10:00 a.m., New York City time, on the last day of the cure period, as extended by the Administrative Agent. If the Required Lenders elect to extend such cure period, such additional extension may only be for one additional 24-hour period beyond the extended expiration date if such additional extension would not have been approved by the Required Lenders but for the Administrative Agent acting as attorney-in-fact for such Lender or Lenders, as the case may be. If the Administrative Agent does not advise CRIIMI MAE of the approval of CRIIMI MAE's proposal with respect to the actions it proposes to take in respect of the deficiency by 4:00 p.m., New York City time, on the applicable Business Day, such proposal shall be deemed to be rejected by each Lender. The Administrative Agent shall from time to time furnish to CRIIMI MAE a certificate identifying the names and telephone numbers of officers and employees who are authorized to give notices to, or receive notices from, CRIIMI MAE under this Section 7.2. Until CRIIMI MAE receives a subsequent certificate from the Administrative Agent, CRIIMI MAE shall be entitled to rely on the last such certificate delivered to it for purposes of determining the officers and employees of the Administrative Agent who are authorized to give notices to, or receive notices from, CRIIMI MAE under this Section 7.2.

          Section 7.3  Interest and Principal Payable on Qualified Investments.
                       -------------------------------------------------------
So long as (i) no Default shall have occurred and be continuing and (ii) the Borrowing Base (as shown in the most recently delivered Collateral Valuation Certificate) is at least equal to the aggregate amount of Loans Outstanding, all interest and principal payable on Assigned Collateral consisting of Qualified Investments shall be paid by the Collateral Agent, if received by the Collateral Agent, to CRIIMI MAE. Such interest and principal, if any, as shall be received by the Collateral Agent shall be remitted promptly upon receipt by the Collateral Agent by wire transfer to CRIIMI MAE or to such account as shall be designated for such purpose by CRIIMI MAE to the Collateral Agent. If a Default shall occur and be continuing or if the condition set forth in clause (ii) of the second preceding sentence is not satisfied, then (1) the Collateral Agent shall, upon written notification by the Administrative Agent, retain all interest and principal paid on Qualified Investments and deposit the same in the Cash Collateral Account and (2) CRIIMI MAE shall deposit any such interest and principal as may be received by it in such Cash Collateral Account. The Collateral Agent shall have no obligation or duty to retain interest or principal received by it on Qualified Investments unless and until the Collateral Agent shall have received a written notice from the Administrative Agent instructing it to do so and shall be fully protected in remitting such principal and interest to CRIIMI MAE prior to such receipt.


                                  ARTICLE VIII

                              The Collateral Agent
                              --------------------

          Section 8.1  Appointment and Powers of the Collateral Agent.  (a)  The
                       ----------------------------------------------
Administrative Agent and each Lender each hereby appoints the Collateral Agent its agent hereunder, and each hereby authorizes the Collateral Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent may execute any of its duties as agent hereunder by or through agents or employees and shall be entitled to retain experts (including counsel) and to act in reliance upon the advice of such experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such experts selected by it.

          (b) The Collateral Agent shall have no duty to exercise any discretionary right, power, remedy or privilege granted to it hereby, or to take any affirmative action hereunder, unless directed to do so by the Administrative Agent in writing, and shall not, without the prior written approval of the Administrative Agent, consent to any departure by CRIIMI MAE from the terms hereof or of the Assigned Collateral, waive any default on the part of CRIIMI MAE hereunder or under the Assigned Collateral or amend, modify, supplement or terminate, or agree to any surrender of, this Agreement or the Assigned Collateral; provided, however, that the foregoing limitation on the authority of
            --------  -------
the Collateral Agent is for the benefit of the Administrative Agent, and shall not impose any obligation on CRIIMI MAE to investigate or inquire into the authority of the Collateral Agent in any circumstances, and CRIIMI MAE shall be fully protected in carrying out any request, direction or instruction made or given to CRIIMI MAE by the Collateral Agent in the exercise of any right, power, remedy or privilege granted to the Collateral Agent hereby, receiving or acting upon any consent or waiver granted to CRIIMI MAE hereunder by the Collateral Agent, or entering into any amendment or modification of, or supplement to, this Agreement, and CRIIMI MAE shall not be subject to the claims of the Administrative Agent or any Lender by reason of the lack of authority of the Collateral Agent to take any such action nor shall the lack of authority on the part of the Collateral Agent in any circumstances give rise to any claim on the part of CRIIMI

MAE against any Lender; provided, further, that the Collateral Agent shall not
                        --------  -------
be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to this Agreement, or any other agreement or instrument relating to the Assigned Collateral or Applicable Law.

          (c) Neither the Collateral Agent nor any of its directors, officers, employees or agents, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or wilful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against CRIIMI MAE of this Agreement or any other document furnished pursuant hereto or in connection herewith, or of the Assigned Collateral (or any part thereof), the investments made pursuant to Section 5.4 (or any part thereof) or the Cash Collateral Account (or any part thereof) or for the perfection or priority of any security interest purported to be granted hereunder. Without limiting the generality of the foregoing, the Collateral Agent (i) makes no warranty or representation to any party hereto or beneficiary hereof and shall not be responsible for any statements, warranties or representations made by CRIIMI MAE in or in connection with this Agreement or any other document relating to the Assigned Collateral; and (ii) shall not have any duty, except as expressly provided herein, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement or instrument relating to the Assigned Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Assigned Collateral.

          (d) The Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons.
The Collateral Agent shall be entitled to assume that no Default or Event of Default shall have occurred and be continuing, unless the Collateral Agent has received written notice at its Corporate Trustee Administration Department from the Administrative Agent that such a Default or an Event of Default has occurred and is continuing and specifying the nature thereof. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not be liable for taking any action or failing to take any action which it is prohibited or required to take following a Default or an Event of Default, unless the Collateral Agent shall have received such written notice. The Collateral Agent shall be under no duty to confirm that any assignment form relating to the Assigned Collateral delivered to it is in proper form. The Collateral Agent may accept deposits from, lend money to and generally engage in any kind of business with CRIIMI MAE and its affiliates as if it were not the agent of the Lenders and the Administrative Agent.

          Section 8.2  Successor Collateral Agent.  The Collateral Agent acting
                       --------------------------
hereunder at any time may resign by an instrument in writing addressed and delivered to the Administrative Agent and CRIIMI MAE, and may be removed at any time with or without cause by an instrument in writing duly executed by or on behalf of the Administrative Agent. Subject to the provisions of Section 8.3, the Administrative Agent shall also have the right to appoint, subject to the approval of CRIIMI MAE, a successor to the Collateral Agent upon any such resignation or removal by an instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirements, without formality other than appointment and designation in writing. Upon the making and acceptance of such appointment, the execution and delivery by such successor Collateral Agent of a ratifying instrument pursuant to which such successor Collateral Agent agrees to assume the duties and obligations imposed on the Collateral Agent by the terms of this Agreement, and the delivery to such successor Collateral Agent of the Assigned Collateral and documents and instruments then held by the retiring Collateral Agent, including the transfer of registration of any book-entry Mortgage-Backed Securities included in the Assigned Collateral, such successor Collateral Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the Collateral Agent named herein, and on such appointment and designation shall not exhaust the right to appoint and designate further successor Collateral Agents hereunder. No Collateral Agent shall be discharged from its duties or obligations hereunder until the Assigned Collateral and documents and instruments then held by such Collateral Agent shall have been transferred or delivered to the successor Collateral Agent, including the transfer of registration of any book-entry Mortgage-Backed Securities included in the Assigned Collateral, until all Deposited Funds held in the Cash Collateral Account maintained with the retiring Collateral Agent shall have been transferred to the new Cash Collateral Account, until all UCC-3 Financing Statements with respect to the Assigned Collateral and, if required by the Collateral Agent, at the direction of the Administrative Agent to perfect any security interest, any notices of the assignment of Certificates of Participation with respect to the Eligible Participations shall have been filed in the appropriate recording offices and until such retiring Collateral Agent shall have executed and delivered to the successor Collateral Agent appropriate instruments assigning the retiring Collateral Agent's security or other interest in the Assigned Collateral to the successor Collateral Agent. The retiring Collateral Agent shall not be required to make any representation or warranty in connection any such transfer or assignment. If no successor Collateral Agent shall be appointed, as aforesaid, or, if appointed, shall not have accepted its appointment, within thirty (30) days after resignation or removal of the retiring Collateral Agent, then, subject to the provisions of Section 8.3, the Collateral Agent may appoint a successor Collateral Agent. Each such successor Collateral Agent shall provide CRIIMI MAE and the Administrative Agent with its address, and telephone, telex and facsimile numbers, to be used for purposes of Section 10.3, in a notice complying with the terms of said Section 10.3. Notwithstanding the resignation or removal of any Collateral Agent hereunder, the provisions of this Article and
Section 10.4 shall continue to inure to the benefit of such Collateral Agent in respect of any action taken or omitted to be taken by such Collateral Agent in its capacity as such while it was Collateral Agent under this Agreement.

          Section 8.3  Qualifications of Collateral Agent.  Any Collateral Agent
                       ----------------------------------
at any time acting hereunder must at all times be a bank or trust company with a combined capital and surplus, as shown by its most recent report of condition published pursuant to the requirements of the Board of Governors of the Federal Reserve System, of at least $50,000,000 having an office in The City of New York which is authorized to conduct a trust business.

          Section 8.4  Instructions of the Administrative Agent.  In any
                       ----------------------------------------
instance in which the Collateral Agent is permitted to take action hereunder, the Collateral Agent shall act in accordance with the instructions received, if any, from the Administrative Agent; provided that, notwithstanding any
                                    --------
instructions received from the Administrative Agent hereunder, the Collateral Agent shall not be required to take any action hereunder which exposes the Collateral Agent to personal liability, or which is contrary to this Agreement or any other agreement or instrument relating to the Assigned Collateral or Applicable Law, or which would adversely affect the rights and immunities of the Collateral Agent hereunder. The Collateral Agent is serving as such at the request of and for the convenience of the Administrative Agent and the Lenders and shall be fully protected in acting or refraining to act hereunder in accordance with any instructions received from the Administrative Agent hereunder. In furtherance of the foregoing, the Administrative Agent and the Lenders agree to pay, ratably in accordance with the aggregate principal amount of the Loans of the Lenders (or if no Loans are outstanding, the respective Commitments), to the Collateral Agent, on demand, all amounts that the Collateral Agent shall be entitled to receive from CRIIMI MAE pursuant to
Section 10.4 to the extent not paid by CRIIMI MAE within thirty days of demand therefor by the Collateral Agent. The Administrative Agent agrees to furnish to the Collateral Agent with the delivery of this Agreement a certificate certifying the incumbency and specified signatures of officers and agents of the Administrative Agent authorized to act, and to give instructions and notices on behalf of the Administrative Agent hereunder and the Collateral Agent shall be entitled to rely on such certificate until a new certificate is delivered hereunder.


                                   ARTICLE IX

                           Amendments, Modifications,
                              Waivers and Consents
                           --------------------------

          Section 9.1  Execution of Amendments, etc.  No amendment,
                       -----------------------------
modification, supplement, termination or waiver of or to any provision of this Agreement, nor any consent to any departure by CRIIMI MAE from any provision of this Agreement, shall be effective unless the same shall be in writing and signed on behalf of the Collateral Agent, the Administrative Agent (acting with the consent of the Required Lenders or all the Lenders as provided in Section
11.04 of the Credit Agreement) and CRIIMI MAE. Any waiver of any provision of this Agreement, and any consent to any departure by CRIIMI MAE from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand upon CRIIMI MAE in any instance hereunder shall entitle CRIIMI MAE to any other or further notice or demand in similar or other circumstances.


                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          Section 10.1  Further Assurances.  CRIIMI MAE agrees that it will join
                        ------------------
with the Collateral Agent in executing and, at its own expense, recording, filing and refiling, or permit the Collateral Agent to record, file and refile, such assignments, financing statements, continuation statements and other documents (including this Agreement) in such offices as the Collateral Agent, the Administrative Agent or any Lender may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Collateral Agent hereby, and authorizes the Collateral Agent to file financing statements and amendments thereto and continuation statements relative to all or any part thereof without the signature of CRIIMI MAE where permitted by law, and agrees to do such further acts and things, and to execute and deliver to the Collateral Agent such additional assignments, agreements, powers and instruments, as the Collateral Agent or the Administrative Agent reasonably determines to be necessary or appropriate to carry into effect the purposes of this Agreement or to better assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder or to perfect and preserve its security interest in the Assigned Collateral. CRIIMI MAE further agrees that it will deliver or cause to be delivered to the Collateral Agent all instruments, certificates, assignments or registrations of transfer as the Collateral Agent, the Administrative Agent or any Lender may deem necessary or appropriate and wherever required or permitted by law, in order to perfect and preserve the rights and interests granted to the Collateral Agent hereby in that Assigned Collateral which the Collateral Agent possesses to have a valid and perfected first priority security interest.

          Section 10.2  No Waiver; Cumulative Remedies.  No failure on the part
                        ------------------------------
of the Collateral Agent to exercise, and no delay on the part of the Collateral Agent in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Collateral Agent, whether at law, in equity or otherwise.

          Section 10.3  Notices, etc.  Except where telephonic (which shall be
                        -------------
confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by tested telex, facsimile, TWX or telegram (with messenger delivery specified in the case or a telegram), and shall be deemed to be given for purposes of this Agreement on the date on which such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 10.3 (except that any notice sent by registered or certified mail shall be deemed to have been given on the fifth Business Day after such notice is deposited for delivery in the United States mail). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or their respective facsimile, telex or TWX numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

          (a)  with respect to CRIIMI MAE:

                 CRIIMI MAE Inc.
                 The CRI Building
                 11200 Rockville Pike
                 Rockville, Maryland  20852
                 Attention:  Mr. William B. Dockser
                             Mr. Jay R. Cohen
                             Office of General Counsel
                 Telephone:  (301) 468-9200
                 Facsimile:  (301) 231-0396

          (b)  with respect to the Collateral Agent:

                 Chemical Bank
                 450 West 33rd Street
                 15th Floor
                 New York, New York  10001
                 Attention:  Corporate Trustee
                             Administration Department
                 Telephone:  (212) 613-7711
                 Facsimile:  (212) 971-8567/8568

          (c)  with respect to the Administrative Agent:

                 Canadian Imperial Bank of Commerce,
                   New York Agency
                 425 Lexington Avenue
                 New York, New York  10017
                 Attention:  Ms. Arlene Tellerman
                 Telephone:  (212) 856-3695
                 Facsimile:  (212) 856-3763

          Any party may designate a different or additional address for the delivery of notices by providing notice thereof to the other party. Except as provided to the contrary above, all notices, demands, and other communications shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt. Rejection or other refusal to accept notices, demands, or other communications which are rejected or acceptance of which is refused shall be deemed to be effective upon the date on which the same were rejected or refused.

          Section 10.4  Fee; Costs and Expenses, etc.  CRIIMI MAE shall pay to
                        -----------------------------
the Collateral Agent such fee for its services as shall be agreed upon by CRIIMI MAE and the Collateral Agent. CRIIMI MAE hereby agrees to reimburse the Collateral Agent, on demand, for all reasonable costs and expenses incurred by the Collateral Agent in connection with the administration and enforcement of this Agreement and agrees to defend, indemnify and hold harmless the Collateral Agent, the Administrative Agent and each Lender from and against any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Collateral Agent (in its capacity as Collateral Agent), the Administrative Agent or a Lender hereunder or in connection herewith, unless such liability shall be due to wilful misconduct or gross negligence on the part of the party being indemnified or its agents or employees. If CRIIMI MAE shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of CRIIMI MAE contained herein or repeated and reaffirmed herein shall be breached, the Collateral Agent may, with the consent of the Administrative

Agent (but shall not be obligated to), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by the Collateral Agent shall be repayable to it by CRIIMI MAE upon the Collateral Agent's demand therefor. The obligations of CRIIMI MAE under this Section 10.4 shall survive the termination or this Agreement, the resignation of the Collateral Agent, and the discharge of the other obligations of CRIIMI MAE hereunder and shall also survive the termination of the Commitments in accordance with the provisions of the Credit Agreement.

          Section 10.5  Collateral Agent Appointed Attorney-in-Fact.  Until all
                        -------------------------------------------
Obligations are paid, CRIIMI MAE hereby appoints the Collateral Agent its attorney-in-fact, with full power of substitution, for the purpose of taking such action and executing agreements, instruments and other documents, in the name of CRIIMI MAE, as the Collateral Agent, the Administrative Agent or any Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable.

          Section 10.6  Termination.  This Agreement and the assignments,
                        -----------
pledges and security interests created or granted hereby shall create a continuing security interest in the Assigned Collateral and shall terminate only when (a) all Obligations shall have been fully paid and satisfied, (b) the Commitments and obligations of each Lender under the Credit Agreement and related documents have terminated, and (c) the Collateral Agent receives a certificate from the parties hereto certifying as to the matters in clauses (a) and (b) above, at which time the Collateral Agent shall reassign, without recourse upon, or any representation or warranty whatsoever by, the Collateral Agent, and deliver to CRIIMI MAE all Assigned Collateral and documents then in the custody or possession or the Collateral Agent and, if requested by CRIIMI MAE, shall execute and deliver to CRIIMI MAE for recording or filing in each office in which any assignment or financing statement relative to the Assigned Collateral or the agreements relating thereto or any part thereof, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant the Uniform Commercial Code) releasing the Collateral Agent's interest therein, and such other documents and instruments as CRIIMI MAE may reasonably request, all without recourse upon or representation or warranty whatsoever by, the Collateral Agent, and at the cost and expense of CRIIMI MAE.

          Section 10.7  Governing Law; Binding Character; Assignment.  This
                        --------------------------------------------
Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement shall be binding upon and shall inure to the benefit of CRIIMI MAE and the Secured Parties, and their respective successors and assigns; provided, however, that CRIIMI MAE may not assign its
                        --------  -------
rights hereunder or in connection herewith or any interest herein to any other Person or have any of its obligations hereunder assumed by any other Person (voluntarily, by operation of law or otherwise) without the prior written consent of the Administrative Agent (acting with the consent of all the Lenders) and the Collateral Agent. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and the parties to the Credit Agreement and each of their respective successors and assigns.

          Section 10.8  Severability of Provisions.  Any provision of this
                        --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 10.9  Headings.  Article and Section headings used in this
                        --------
Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          Section 10.10  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same Agreement.

          Section 10.11  Reinstatement.  This Agreement shall continue to be
                         -------------
effective, or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent, the Administrative Agent or any Lender in respect of the Assigned Collateral is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or such Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of CRIIMI MAE or intervenor or conservator of, or trustee or similar officer for, CRIIMI MAE or any substantial part of its respective properties, or otherwise, all as though such payment had not been made.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                    CRIIMI MAE Inc.



                    By [SIGNATURE OF H. WILLIAM WILLOUGHBY APPEARS HERE]
                      --------------------------------------------------
                      Name:  H. William Willoughby
                      Title: President



                    CANADIAN IMPERIAL BANK OF COMMERCE,
                      NEW YORK AGENCY, as Administrative Agent



                    By
                      -----------------------------------------------
                      Name:
                      Title:



                    CHEMICAL BANK, as Collateral Agent



                    By
                      -----------------------------------------------
                      Name:
                      Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                    CRIIMI MAE Inc.



                    By
                      --------------------------------------------------
                      Name:
                      Title:



                    CANADIAN IMPERIAL BANK OF COMMERCE,
                      NEW YORK AGENCY, as Administrative Agent



                    By [SIGNATURE OF DANIEL J. CONLON APPEARS HERE]
                      -----------------------------------------------
                      Name:  Daniel J. Conlon
                      Title: Authorized Signature



                    CHEMICAL BANK, as Collateral Agent



                    By
                      -----------------------------------------------
                      Name:
                      Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                    CRIIMI MAE Inc.



                    By
                      --------------------------------------------------
                      Name:
                      Title:



                    CANADIAN IMPERIAL BANK OF COMMERCE,
                      NEW YORK AGENCY, as Administrative Agent



                    By
                      -----------------------------------------------
                      Name:
                      Title:



                    CHEMICAL BANK, as Collateral Agent



                    By [SIGNATURE OF P. MORABITO APPEARS HERE]
                      -----------------------------------------------
                      Name:  P. Morabito
                      Title: Senior Trust Officer

                                                                  EXHIBIT A
                                                                     to
                                                              Security Agreement



                        [Letterhead of Collateral Agent]

                              Re:  CRIIMI MAE INC.


          Chemical Bank, in its capacity as Collateral Agent under the Security Agreement dated as of February 28, 1994 (the "Security Agreement") among CRIIMI MAE Inc. ("CRIIMI MAE"), Canadian Imperial Bank of Commerce, New York Agency, as agent (the "Administrative Agent"), and the undersigned, as Collateral Agent, hereby certifies that there has been delivered to the undersigned, and the undersigned now has possession of, Qualified Investments of the type, and in the amount, set forth in the schedule attached hereto and confirms that such Qualified Investments are held by us solely for account of the Secured Parties. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Security Agreement. As provided in
Article VII of the Security Agreement, the undersigned further certifies that with respect to all of the Mortgage-Backed Securities set forth on the schedule attached hereto, there has been delivered to it and it is in possession of (i) in the case of certificated Mortgage-Backed Securities, the certificates evidencing the Mortgage-Backed Securities, in each case either issued in bearer form or issued in registered form and, in the case of such certificates issued in registered form, executed assignment forms on Department of the Treasury Form PD 1832 in favor of the undersigned, as Collateral Agent under the Security Agreement, (a) duly executed and certified by a Company Officer (as defined in the Security Agreement) in the case of Mortgage-Backed Securities registered in the name of CRIIMI MAE, and (b) executed, with signatures guaranteed, by the registered owners thereof, in the case of Mortgage-Backed Securities registered in the name of any Person other than CRIIMI MAE, (ii) in the case of Mortgage-Backed Securities maintained by a Federal Reserve Bank in book-entry form for the account of a Member Bank or held through the PTC for the account of a Participant and maintained by such Member Bank or Participant for the account of CRIIMI MAE or an Intermediary, the original advice confirming the transfer of such Mortgage-Backed Securities on the records of the Federal Reserve Bank or PTC (as applicable) to the Collateral Agent, as agent (and the Collateral Agent has made appropriate entries on its books and records) and (iii) in the case of Eligible Participations, the Certificates of Participation evidencing such Eligible Participations, together with assignment forms executed in blank.

          The undersigned has examined each of such certificates and there is no evidence on the face of such certificates or any accompanying document or any other written notice received by the undersigned of the title or interest of any person other than CRIIMI MAE and the undersigned, as Collateral Agent under the Security Agreement, or of any security interest or other right or interest inconsistent with a first security interest of the undersigned pursuant to the Security Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of _____________, 199_.

                      CHEMICAL BANK, as Collateral Agent



                      By
                        __________________________________
                         Authorized Signatory

                                     -2-